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EXHIBIT 99.1

                                 PROMISSORY NOTE


                                            Dated: June 5, 2001
                                            -----
$1,000,000.00                               Executed/Delivered: Columbus, Ohio
                                            ------------------



         FOR VALUE RECEIVED, the undersigned, (i) COOKER RESTAURANT CORPORATION, an Ohio corporation (herein separately "Cooker"), (ii) CGR MANAGEMENT CORPORATION, a Florida corporation (herein separately "CGR"), and (iii) SOUTHERN COOKER LIMITED PARTNERSHIP, an Ohio limited partnership (herein separately "SCLP"), each having its principal office in Nashville, Tennessee (Cooker, CGR and SCLP are hereinafter jointly and severally referred to as "Maker" unless the context expressly requires otherwise), jointly and severally promise to pay to the order of ROBERT K. ZELLE, an individual residing and domiciled in Davidson County, Tennessee (hereinafter referred to as "Payee"), or holder, the principal sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00), or so much thereof as may be evidenced by this Note from time to time, in the manner hereinafter specified.

NATURE OF LOAN

         On May 25, 2001, Maker, and each of them, filed a voluntary petition in bankruptcy under Chapter 11, United States Bankruptcy Code in the United States Bankruptcy Court, S.D. (OH), E.D. (herein "Bankruptcy Court") as Bankruptcy Court Case Nos. 01-56156 (Cooker), 01-56158 (SCLP), and 01-56160 (CGR) [jointly administered under Case No. 01-56156], which shall hereinafter be referred to as the "Bankruptcy Case". Pursuant to the Bankruptcy Case, Maker is/are debtor(s)-in-possession of assets owned at the time the Bankruptcy Case was filed. The loan evidenced by this Note is made pursuant to order of the Bankruptcy Court in the Bankruptcy Case entered on or about the date of this Note which order is hereby incorporated by this reference in its entirety and the order and "Term Sheet" forming a part of or incorporated into said order shall hereinafter be referred to as the "Loan Agreement". To the extent that this Note or the hereinafter defined "Security Instruments" conflict with the Loan Agreement, the provisions of the Loan Agreement shall control for all purposes.

INTEREST - APPLICATION OF PAYMENTS

         On the date that Payee funds the loan by delivering the entire loan amount evidenced by this Note to Maker (herein the "Date of Funding"), Maker shall pay or cause to be paid to Payee the following: (a) a loan fee in the amount of Ten Thousand Dollars ($10,000); and (b) prepaid interest on this Note for the entire term of this Note (to the "Maturity Date" defined under the next following heading of this Note) in the amount of Thirty Thousand Dollars ($30,000).

         "Default Rate" interest (hereafter defined) provided for in this Note shall be computed on the basis of a three hundred sixty (360) day year multiplied by the actual number of days elapsed during the period for which said "Default Rate" interest is being calculated.



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         All payments under this Note shall be first applied to any unpaid interest at said "Default Rate" due under this Note and the balance to principal.

"MATURITY DATE" - TERM OF NOTE

         The entire unpaid principal balance of this Note shall be due and payable in full on the ninetieth (90th) day following the Date of Funding (the "Maturity Date").

PLACE OF PAYMENTS

         Principal and any interest due hereunder shall be payable in lawful money of the United States of America to Payee at his office address of 1209 Chickering Road, Nashville, TN 37215, or at such place as shall hereafter be designated by written notice from Payee or holder to the Maker.

DEFAULT

         In the event of any default hereunder, the entire unpaid principal of this Note shall become at once due and collectible at the option of the Payee or holder, without notice or demand, unless notice is specifically otherwise required in the "Security Instruments" defined under the next heading of this Note.

SECURITY AND NONMONETARY DEFAULT; "SECURITY INSTRUMENTS"

         The payment of this Note is secured by valid and subsisting: (a) "Open-End Mortgage Deed" of even date with this Note recorded or to be recorded in the appropriate records of the Recorder's Office of Lucas County, Ohio from Cooker to Payee conveying and encumbering as security for this Note improved real estate commonly known as Cooker Store No. 132, located at 6658 Airport Highway, Holland, Ohio 43528 (hereinafter the "Ohio Mortgage"); and (b) "Future Advance Mortgage" of even date with this Note recorded or to be recorded in the appropriate Public Records of Macomb County, Michigan from Cooker to Payee conveying and encumbering as security for this Note improved real estate commonly known as Cooker Store No. 151, located at 14425 Lakeside Circle, Sterling Heights, Michigan, 48313 (hereinafter the "Michigan Mortgage"). The Ohio Mortgage, Michigan Mortgage and Loan Agreement shall hereinafter be collectively referred to as the "Security Instruments". The Ohio Mortgage and Michigan Mortgage shall hereinafter be singularly and collectively refereed to as the "Mortgage" unless the context expressly requires otherwise. All of the agreements, conditions, covenants, warranties, representations, provisions and stipulations made by or imposed upon the Maker in the Security Instruments are hereby made a part of this Note to the same extent, and with the same force and effect, as if they were fully recited herein.

         If the Maker breaches or defaults under any provision contained in any of the Security Instruments, or should any condition, covenant, warranty or representation contained in any of the Security Instruments be breached or proven untrue in any material respect, and the Maker fails to cure any such breach or default after such notice and within the cure period, if any, provided in the Security Instruments, then the Payee, or holder, shall have the right and option to declare the entire unpaid principal balance of this Note at once due and payable without further demand or


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presentment for payment to the Maker and proceed to foreclose all liens and security interests securing the payment of same and to invoke all other rights, remedies and recourses relating thereto provided in the Security Instruments, if any. Failure of the Payee or holder to exercise the option contained in this paragraph shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

DEFAULT RATE

         In the event of any default hereunder (which shall not be deemed to have occurred until the expiration of the applicable notice and cure period provided in the Security Instruments, if any), the entire unpaid principal balance of this Note together with any costs of collecting paid by Payee or holder and any sums advanced by Payee or holder to perform Maker's obligations pursuant to the Security Instruments shall bear interest at the "Default Rate" (heretofore so-called) of Eighteen Percent (18%) per annum in effect until all sums are paid in full.

PREPAYMENT

         This Note is prepayable at any time, and from time to time, in whole or in part, during its term without premium, penalty or fee.

TAX ON NOTE OR MORTGAGE

         The Maker shall pay the cost of any revenue, tax, other stamps or fees now or hereafter required by any law at any time to be affixed to this Note or the Mortgage and if any taxes be so imposed with respect to debts secured by mortgages and/or deeds of trust or with respect to notes evidencing debts so secured, the Maker agrees to pay to the Payee or holder hereof upon demand the amount of such taxes, and hereby waives any contrary provisions of any laws or rules of court now or hereafter in effect.

WAIVER OF LAWS

         The Maker hereby waives the benefit of any laws which now or hereafter might authorize the stay of any execution to be issued on any judgment recovered on this Note or the exemption of any property from levy or sale thereunder.

NONWAIVER

         The remedies of this Note and the aforedescribed Security Instruments securing the same, providing for the enforcement of the payment of the principal sum thereby secured, and for the performance of the covenants, conditions and agreements, matters and things herein and therein contained, are cumulative and concurrent and may be pursued singly or successively or together, at the sole discretion of the Payee or holder, and may be exercised as often as occasion therefor shall occur. The waiver by the Payee or any holder of, or failure to enforce any covenant or condition of this Note or said Security Instruments, or to declare any default thereunder or hereunder, shall not operate as a waiver of any subsequent default or affect the right of the said Payee or holder to exercise any right or remedy not expressly waived in writing by the Payee or holder.


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COSTS OF COLLECTION

         The Maker hereby unconditionally agrees to pay the costs of collection of this Note, including, but not limited to, reasonable attorney fees and expenses incurred by Payee or holder.

BINDING EFFECT

         This obligation shall bind the successors and assigns of Maker. The benefits of this Note and Security Instruments shall inure to any holder hereof and the heirs, personal representatives, successors and assigns of any holder, including Payee.

WAIVER OF PRESENTMENT, ETC.

         The Maker and all sureties, endorsers and guarantors of this Note, if any, hereby: (a) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notice (unless notice is specifically otherwise required in the Security Instruments), filing of suit or diligence in collecting this Note, in enforcing any of the security rights or in proceeding against any of the property covered by the Mortgage; (b) agree to any substitution, exchange, addition or release of any such property or the addition or release of any party or person primarily or secondarily liable herein; (c) agree that the Payee or holder shall not be required first to institute any suit, or to exhaust its remedies against the Maker or any other person or party in order to enforce payment of this Note; (d) consent to any extension, rearrangement, renewal or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice, consent or consideration to any of them; and (e) agree that, notwithstanding the occurrence of any of the foregoing, except as to any such person expressly released in writing by the Payee or holder, they shall be and remain jointly and severally, directly and primarily, liable for payment all sums due hereunder and under any and all of the Security Instruments.

GOVERNING LAW

         This Note and the Security Instruments shall be governed and construed in accordance with the laws of the State of Ohio except enforcement of the Michigan Mortgage shall be governed and construed under the laws of that State.

SEVERABILITY - USURY

         The unenforceability or invalidity of any one or more provisions, clauses, sentences and/or paragraphs of this Note shall not render any other provision, clause, sentence and/or paragraph herein contained unenforceable or invalid.

         It is the intention of Payee or holder, which is signified by acceptance of this Note, that this Note shall comply with the usury laws applicable under the laws of the State of Ohio now or hereafter in effect. Accordingly, to the extent that any rate of interest, loan fee and and/or prepaid interest stated or provided for in this Note exceeds the maximum rate of interest which may be charged on loans of the type and nature evidenced by this Note under the aforesaid laws applicable



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to this Note, then said interest shall be abated and reduced to the extent necessary to conform with the maximum permissible rate.

NOTICES

         Any notices required or permitted to be given hereunder shall be given in writing and may be personally delivered (including recognized overnight delivery service such as Federal Express, UPS or Airborne), sent via telecopier or mailed, United States Postal Service, registered or certified mail, postage prepaid, return receipt requested, at the following addresses or such other addresses as the following persons may for themselves designate in writing delivered or mailed as aforesaid for the purposes of receiving notices hereunder, to wit:

         MAKER:                             Cooker Restaurant Corporation
                                            CGR Management Corporation, and
                                            Southern Cooker Limited Partnership
                                            2609 West End Avenue
                                            Nashville, TN 37203-1413
                                            Attn: Mr. Henry R. Hillenmeyer,
                                            Chairman & Chief Executive Officer
                                            Telecopier No. (615) 301-2666
                                            Telephone No. (615) 301-2665

         (with required copy
         to Maker's counsel)                James F. Hadley, Esquire
                                            James F. Hadley Co., L.P.A.
                                            6556 Carrietowne Lane East
                                            Toledo, OH 43615-1767
                                            Telecopier No. (419) 843-6468
                                            Telephone No. (419) 843-2750

         PAYEE:                             Mr. Robert K. Zelle
                                            1209 Chickering Road
                                            Nashville, TN 37215
                                            Telecopier No. (615) 297-6882
                                            Telephone No. (615) 297-6811

         (with required copy
         to Payee's counsel)                Baker & Hostetler LLP
                                            65 East State Street - Suite 2100
                                            Columbus, OH 43215-4260
                                            Attn: Alec Wightman, Esq.
                                            Telecopier No. (614) 462-2616
                                            Telephone No. (614) 228-1541




         Any notice addressed as aforesaid shall be deemed given (and received) to the person to whom it is addressed as follows: (a) if personally delivered (including delivery by overnight courier


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service), on the date that it is delivered; (b) if sent via telecopier, the date that the sending person telecopies the notice to the recipient and receives confirmation from the sending telecopy machine that it was sent to the number of the recipient set forth above and received at that number; or (c) if mailed as aforesaid, three (3) business days after deposited with the United States Postal Service. For the purposes of this Note, "business day(s)" is hereby defined as a day that is neither a Saturday, Sunday nor legal holiday observed by the United States Postal Service.

         IN WITNESS WHEREOF, the Maker, COOKER RESTAURANT CORPORATION, CGR MANAGEMENT CORPORATION, and SOUTHERN COOKER LIMITED PARTNERSHIP, intending to be jointly and severally fully bound by and obligated for payment of this Note in accordance with its terms, each has caused this Note to be executed by its duly authorized undersigned officer to be effective as of the date first above written.

                          COOKER RESTAURANT CORPORATION, an
                          Ohio corporation  ("Maker" or "Cooker")


                          By:
                              -------------------------------------------------
                                   Henry R. Hillenmeyer, Chairman &
                                   Chief Executive Officer


                          CGR MANAGEMENT CORPORATION, a
                          Florida corporation ("Maker" or "CGR")


                          By:
                              -------------------------------------------------
                                   Henry R. Hillenmeyer, Chairman &
                                   Chief Executive Officer


                          SOUTHERN COOKER LIMITED
                          PARTNERSHIP,
                          An Ohio limited partnership ("Maker" or "SCLP")
                              By: Cooker Restaurant Corporation, its Sole
                                  General Partner

                                  By:
                                       ----------------------------------------
                                            Henry R. Hillenmeyer, Chairman &
                                            Chief Executive Officer of said
                                            Sole General Partner





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